Exhibit 10.5

NON-U.S. PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

Between:

JAKE’S TRUCKING INTERNATIONAL, Inc.

And:

THE UNDERSIGNED SUBSCRIBER

JAKE'S TRUCKING INTERNATIONAL, INC.

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

TO:	Jake’s Trucking International, Inc. (hereinafter referred to as the “Company”) with an address for notice and delivery located at 3155 E. Patrick Lane, Suite 1, Las Vegas, NV 89120-3481

RE:  PURCHASE OF SHARES OF COMMON STOCK

1.		Subscription

	(a)	The Subscriber hereby irrevocably subscribes for and agrees to purchase (such subscription and agreement to purchase being the “Subscription”) from Jake’s Trucking International, Inc., subject to the terms and conditions set forth herein _______________ units(the “Units“) at the price per Unit of US$0.01 for the total purchase price of $_______________ (the “Subscription Proceeds”). Each Unit consists of one common share and one warrant. Subject to the terms hereof, this subscription will be effective upon its acceptance by the Company.

2.		Interpretation

In this Agreement, unless the context or subject matter otherwise requires:

	(a)	“Agreement” means the agreement between the Company and the undersigned hereby constituted;

	(b)	“British Columbia Act” means the Securities Act (British Columbia);

	(c)	“Subscriber” means the undersigned subscriber for Units whose name and address are set forth on page 15 hereof;

	(d)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States.

	(e)	In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

	(f)	Any reference to currency is to the currency of the United States of America unless otherwise indicated.

	(g)	In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, “business day” means a day which is not Saturday or Sunday or a statutory holiday in British Columbia, Canada.

JAKE'S TRUCKING INTERNATIONAL, INC.

3.		Method of Subscription and Use of Subscription Proceeds

	(a)	Subscription for Shares shall be made by delivering to the Company, or to the Company's lawyers, two originally executed copies of this Agreement (Note – please fill in the above section 1(a), the below section 6(p), and fully complete the execution page at the end of this Agreement along with Schedule "1" & Schedule “2”), and

	(b)	payment for the Subscription Proceeds in the following manner:

(i) by delivery of a bank draft or cashier’s cheque with the completed Agreement for the exact Subscription Proceeds for the Units; or

Should the Subscriber’s subscription and/or payment be submitted to the solicitors for the Company, in trust or otherwise, then the Subscriber agrees that the solicitors shall have no accountability to the Subscriber whatsoever, and acknowledges that the solicitors are merely recipients for the Company and have no solicitor’s obligations of any nature to the Subscriber. The Subscriber agrees that submission of the payment to the solicitors in trust is to be deposited into the trust account of the Company and shall be the property of the Company at that point. The only duty the solicitors shall have to the Subscriber is to deliver the subscription agreement (as delivered) and the subscription monies to the Company, all solely at the Company’s instruction, and the solicitors shall require no further instruction from the Subscriber in order to deliver the same to the Company. Under no circumstances shall the Company’s solicitors be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and such solicitors shall be considered advice (at the most only administrative subscription assistance on behalf of the Company) but the Subscriber shall rely solely and exclusively on his own judgement and the advice of his own counsel.

	(c)	The Subscriber acknowledges that the Company will be accepting subscriptions for Units on a first come, first serve, basis. The Company, upon acceptance by its Board of all or part of this Subscription, hereby agrees to issue the accepted number of Units, as fully paid and non-assessable, and as consideration for the Subscription, and to refund any excess subscription monies of the Subscription Proceeds or any non-accepted portion of this Subscription.

	(d)	The Subscriber agrees that the Subscription Proceeds to be raised from the Units are to be employed for the business of the Company in accordance with management’s discretion as to the best use of the same for the Company’s business plans. The Company reserves the right at any time to alter its business plans in accordance with management’s appreciation of the market for the goods and services of the Company. The Subscriber acknowledges that payment of the Subscription Proceeds will not be held in trust pending Closing and may be used by the Company in its sole discretion and, until the Securities are issued and delivered, will constitute an interest free loan to the Company.

	(e)	Subject to applicable Legislation, this Subscription is and shall be irrevocable except that the Subscriber shall have no obligations hereunder in the event this Subscription is not accepted for any reason.

	(f)	The Subscriber acknowledges that no party independent of the Company has made or will make any opinion or representations on the merits or risks of an investment in any of the Securities unless sought out by the Subscriber; which the Subscriber is encouraged to do. The Subscriber is aware that the investment is a speculative and risky investment and the Subscriber warrants that he could tolerate the full loss of the investment without significant or material impact on his financial condition and the Subscriber waives all claim or liability of the Company for any loss in value of the investment.

4.		Direction and Required Documentation

	(a)	The Subscriber must complete, sign and return two (2) executed copies of this Agreement to the Company together with a direction to the Company with respect to registration and delivery instructions in the form attached as Schedule “1”.

JAKE'S TRUCKING INTERNATIONAL, INC.

	(b)	The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

5.		Closing

	(a)	The closing (the “Closing”) of the offering of the Units is intended to take place on (the “Closing Date”), or such other date as may be determined by the Company.

6.		Covenants, Representations and Warranties of Subscriber

The Subscriber hereby covenants, represents and warrants to and with the Company (which covenants, representations and warranties are true and correct as at the date hereof and shall survive the acceptance, if any, by the Company, of this Subscription in whole or in part) that:

	(a)	the Subscriber is not a U.S. Person;

	(b)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person;

	(c)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Agreement and the sale of the Units to the Subscriber as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

	(d)	the Subscriber, if an individual, has attained the age of majority;

	(e)	the Subscriber, if a corporation, partnership, unincorporated association or other entity, is legally competent to execute this Agreement, to take all actions required pursuant hereto, and the execution and delivery of this subscription by the Subscriber has been duly and validly authorized;

	(f)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

	(g)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

	(h)	the Subscriber is purchasing the Units as a principal (and not as an agent) for investment purposes only with no intention or view to reselling or distributing any portion or beneficial interest in the Units and the Subscriber will be the beneficial owner of any Units to be issued to the Subscriber if, as and when this Subscription is accepted by the Company in whole or in part;

	(i)	the Subscriber is not an underwriter of, or dealer in, the common Units of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

	(j)	the Subscriber is familiar with the aims and objectives of the Company and the proposed use of the proceeds received by the Company from the sale of the Units and is aware of the risk and other characteristics of his investment in the Units including the risk that no market for the Units may ever exist;

	(k)	the Subscriber is outside the United States when receiving and executing this Agreement;

	(l)	the Subscriber has made an independent examination and investigation of an investment in the Units and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Units and the Company;

JAKE'S TRUCKING INTERNATIONAL, INC.

(m)	it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Units and the Company;

(n)	the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Units for an indefinite period of time;

(o)	it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(p)	the Subscriber is acquiring the Units pursuant to an exemption from the registration and prospectus requirements of the securities legislation in all jurisdictions relevant to this Subscription. As a consequence, the Subscriber acknowledges that the Subscriber will not be entitled to use most of the civil remedies available under the applicable securities regulations and the Subscriber will not receive information that would otherwise be required to be provided to him or her pursuant to the applicable securities regulations. The Subscriber understands that the exemption from the registration and prospectus requirements of the British Columbia Act, is premised on the fact that the Subscriber has a close personal relationship with one or more of the directors and/or senior officers of the Company and, on this basis, the Subscriber does not require the protection of the applicable securities regulations. In this regard, the Subscriber represents to the Company that the Subscriber is, or is a private company wholly-owned and controlled by one or more persons all of whom are (check one or more of the following boxes) a:

                -               a close personal friend                       [  ]
                -               a close relative                                   [  ]
                -               a close business associate                  [  ]

of the following directors or senior officers of the Company:

(Fill in the name of each director and senior officer which you have the above-mentioned relationship with);

(q)	should there be any change in any of the information which the Subscriber has provided to the Company prior to the acceptance by the Company of this subscription, the Subscriber will immediately provide such information to the Company by telephone prior to such acceptance and will confirm such information in writing; and

(r)	The Subscriber agrees that, in consideration, in part, of the Company’s within Acceptance of this Subscription, the Subscriber does hereby release, remise and forever discharge each of the Company and its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, of and from all manner of action and causes of action, suits, debts, dues, accounts, bonds, covenants, trusts, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against either of the Company and/or any of its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, the Subscriber ever had, now has, or which any of the Subscriber’s respective successors or assigns, or any of them hereafter can, shall or may have by reason of any matter arising from the within Subscription (collectively, the “Release”) except only for gross negligence or fraud (and the latter shall constitute only objective wilfull intent or act of objective material wrongdoing. The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees),

JAKE'S TRUCKING INTERNATIONAL, INC.

demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement. This Release is irrevocable and will not terminate in any circumstances.

7.		Acknowledgements of the Subscriber

The Subscriber acknowledges that:

	(a)	none of the Units have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

	(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Units under the 1933 Act;

	(c)	the Subscriber has received and carefully read this Agreement;

	(d)	there is no market for any Units that may be issued to the Subscriber pursuant to acceptance of this Subscription (in whole or in part) and that no market for such Units may ever exist;

	(e)	the Company is a “closely held issuer” as that term is defined in the British Columbia Act and as such:

(i) the securities of the Company cannot be transferred without the previous consent of the Company’s Board of Directors expressed by resolution of the Company’s Board of Directors, which consent is at the sole discretion of the Directors; and

(ii) there are restrictions on the number of shareholders of the Company;

	(f)	in addition to any restrictions imposed pursuant to paragraph 7(e) above, any transfer, resale or other subsequent disposition of the Units may be subject to restrictions contained in securities legislation applicable to the holder of the Units or to the proposed transferee, including, but not limited to, resale restrictions under the 1933 Act and the British Columbia Act. The Company is not a reporting issuer in any province or territory of Canada and, accordingly, any hold periods applicable to holders resident in Canada may never expire. As such, the Units may be subject to restrictions on resale for an indefinite period of time;

	(g)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Units hereunder have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

	(h)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Units pursuant to this Agreement;

	(i)	the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

	(j)	the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim,

JAKE'S TRUCKING INTERNATIONAL, INC.

lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(k)	the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(l)	the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Units as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(m)	no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Units;

(ii) that any person will refund the Subscription Proceeds for the Units other than as provided in this Agreement;

(iii) as to the future price or value of the Units; or

(iv) that the Units will be listed and posted for trading on a stock exchange, that application has been made to list and post the Units for trading on a stock exchange, or that application has been made to list and post the Units for trading on a stock exchange;

(n)	the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalise the business or that the business will be profitable in the future;

(o)	none of the Units may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person;

(p)	neither the United States Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(q)	no documents in connection with the sale of the Units hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators;

(r)	there is no government or other insurance covering any of the Units;

(s)	the Subscriber understands and agrees that offers and sales of any of the Units prior to the expiration of a period of one year after the date of original issuance of the Units (the “Restricted Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(t)	the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Units unless such transactions are in compliance with the provisions of the 1933 Act;

(u)	the Subscriber understands and agrees that the Company will refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

JAKE'S TRUCKING INTERNATIONAL, INC.

	(v)	the Subscriber acknowledges that he or she has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Units; provided, however, that the Subscriber may sell or otherwise dispose of any of the Units pursuant to registration of any of the Units pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

	(w)	the statutory and regulatory basis for the exemption claimed for the offer and sale of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

	(x)	the issuance and sale of the Units to the Subscriber will not be completed if acceptance would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company.

8.		Appointment of Attorney

	(a)	The Subscriber hereby irrevocably appoints Michael Quesnel, a Director of the Company, as attorney in fact (the “Attorney”) for the Subscriber and authorizes the Attorney as such to make and sign on behalf of the Subscriber and to deliver any and all resolutions or special resolutions of shareholders of the Company which may be deemed necessary by the directors of the Company to provide for change in the Company’s constating documents to enable the Company to offer its Units to the public.

9.		Legending of Subject Securities

	(a)	The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Units to the effect that the Units represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

	(b)	The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

10.		Resale Restrictions

	(a)	The Subscriber acknowledges that any resale of the Units will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Units have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Units may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

11.		Representations May Be Relied Upon

	(a)	The Subscriber acknowledges that the representations and warranties contained herein are made by the Subscriber with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Units under relevant securities legislation. The Subscriber further agrees that by accepting delivery of the Units, the Subscriber will be representing and warranting that the foregoing representations and warranties are true and correct as at the delivery of such Units with the same force and effect as if they had been made by the Subscriber at the delivery, and that they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for the benefit of the Company for a period of one year.

JAKE'S TRUCKING INTERNATIONAL, INC.

12.		Representations, Warranties and Covenants of the Company

The Company acknowledges, represents and warrants to and with the Subscriber that:

	(a)	The Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated, continued or amalgamated;

	(b)	The Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

	(c)	The Company will reserve or set aside sufficient Units in its treasury to issue to the Subscriber the Units if the Company accepts all or any part of the within subscription;

	(d)	The Company has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions in relation to the issue and trading of its securities and in all matters relating to the within subscription;

	(e)	The issue and sale of the Units by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Company’s incorporating documents or any agreement or instrument to which the Company is a party;

	(f)	This Agreement has been or will be, when accepted, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the within subscription for Units; and

	(g)	no order ceasing, halting or suspending trading in securities of the Company or prohibiting the sale of such securities has been issued to and is outstanding against the Company or any of its directors, officers or promoters or against any other companies that have common directors, officers or promoters, and no investigations or proceedings for such purposes are pending or threatened.

13.		Governing Law

	(a)	This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the federal laws of Canada applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in the Courts of the Province of British Columbia, Canada, unless the Company shall permit otherwise.

14.		Subscription Not Assignable

	(a)	This Subscription is neither transferable nor assignable.

15.		Execution

	(a)	The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement in accordance with the terms hereof.

16.		Severability

	(a)	The invalidity or non-enforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

JAKE'S TRUCKING INTERNATIONAL, INC.

17.		Entire Agreement and Amendments

	(a)	Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Subscriber or by anyone else. This Agreement may be amended or modified in any respect by written instrument only.

18.		Costs

	(a)	The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

19.		Survival

	(a)	This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

20.		Notice

	(a)	All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 15 and notices to the Company shall be directed to it at:

21.		Counterparts

	(a)	This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement.

JAKE'S TRUCKING INTERNATIONAL, INC.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the _______ day of
_____________________, 2005.

                                                                                       __________________________________________
                                                                                       (Name of Subscriber - type or print)

                                                                                       (Signature and, if applicable, Office)

                                                                                        Address of Subscriber
                                                                                       __________________________________________
                                                                                       __________________________________________
                                                                                       __________________________________________
                                                                                       __________________________________________
                                                                                       __________________________________________

JAKE'S TRUCKING INTERNATIONAL, INC.

A C C E P T A N C E

The above-mentioned Subscription is hereby accepted by Michael Quesnel.

DATED at _________________________, __________________, the _____ day of ______________ 2005

__________________________.

Per:
            _________________________________
            Authorized Signatory - Michael Quesnel

JAKE'S TRUCKING INTERNATIONAL, INC.

SCHEDULE 1 TO SUBSCRIPTION AGREEMENT

_______________________

Dear Sirs:

Re: Jake’s Trucking International, Inc. - Private Placement of Units

1.             Delivery - please deliver the Units to:
                _____________________________________________________
                _____________________________________________________
                _____________________________________________________
                _____________________________________________________

2.             Registration - registration of the Units should be made as follows:

                _____________________________________________________
                (name)

                _____________________________________________________
                (address)

3.             The undersigned hereby acknowledges that it will deliver to Jake’s Trucking International, Inc. all such additional completed forms in respect of the Subscriber's purchase of Units as may be required for filing with the appropriate securities commissions and regulatory authorities.

DATED:  ______________________________ , 2005.

Subscriber's signature

(please print name)

JAKE'S TRUCKING INTERNATIONAL, INC.

SCHEDULE 2 TO SUBSCRIPTION AGREEMENT

FORM 45-501F3

FORM OF INFORMATION STATEMENT

Introduction

British Columbia securities laws have been relaxed to make it easier for small businesses to raise start-up capital from the public. Some potential investors may view this change in securities laws as an opportunity to “get in on the ground floor” of emerging businesses and to “hit it big” as these small businesses grow into large ones.

Statistically, most small businesses fail within a few years. Small business investments are among the most risky that investors can make. This information statement suggests matters for you to consider in deciding whether to make a small business investment.

Risks and Investment Strategy

A basic principle of investing in a small business is: NEVER MAKE A SMALL BUSINESS INVESTMENT THAT YOU CANNOT AFFORD TO LOSE IN ITS ENTIRETY. Never use funds that might be needed for other purposes, such as a post-secondary education, retirement, loan repayment or medical expenses, and never borrow money to make such an investment. Instead, use funds that you already have set aside and that otherwise would be used for a consumer purchase, such as a vacation.

Never believe that the investment is not risky. Among other risk factors, small business investments generally are highly illiquid. In particular, until the company goes public there are significant restrictions on the resale of its securities. Even after a small business goes public there may be very little liquidity in its Units. This lack of liquidity means that, if the company takes a turn for the worse or if you suddenly need the funds you have invested in the company, you may not be able to sell your securities.

Also, it is important to realize that, just because the proposed offering of securities is permitted under British Columbia securities law does not mean that the particular investment will be successful. Neither the British Columbia Securities Commission nor any other government agency evaluates or endorses the merits of investments.

Analyzing the Investment

Although there is no magic formula for making successful investment decisions, certain factors are often considered particularly important by professional venture investors. Some questions to consider are as follows:

  How long has the company been in business?
  Is management putting itself in a position where it will be accountable to investors? For example, is management taking salaries or other benefits that are too large in light of the company’s stage of development? Will outside investors have any voting power to elect representatives to the board of directors?
  How much experience does management have in the industry and in operating a small business? How successful were the managers in previous business?
  Do you know enough about the industry to be able to evaluate the company and make a wise investment?
  Does the company have a realistic business plan? Does it have the resources to successfully market its product or service?
  How reliable is the financial information, if any, that has been provided to you? Is the information audited?

JAKE'S TRUCKING INTERNATIONAL, INC.

  Is the company subject to any lawsuits?
  What are the restrictions on the resale of the securities?

There are many other questions to be answered, but you should be able to answer these before you consider investing. If you have not been provided with the information you need to answer these and any other questions you may have about the proposed investment, make sure that you obtain the information you need from people authorized to speak on the company’s behalf (e.g., management or the directors) before you advance any funds or sign any commitment to advance funds to the company. It is generally a good idea to meet with management of the company face to face.

Making Money on Your Investment

There are two classic methods for making money on an investment in a small business: (1) through resale of the securities in the public securities markets following a public offering; and (2) by receiving cash or marketable securities in a merger or other acquisition of the company.

If the company is the type that is not likely to go public or be acquired within a reasonable time (i.e., a family-owned or closely-held corporation), it may not be a good investment for you irrespective of its prospects for success because of the lack of opportunity to cash in on the investment. Management of a successful private company may receive a return indefinitely through salaries and bonuses but it is unlikely that there will be profits sufficient to pay dividends commensurate with the risk of the investment.

Conclusion

When successful, small businesses enhance the economy and provide jobs for its citizens. They also provide investment opportunities. However, an opportunity to invest must be considered in light of the inherently risky nature of small business investments.

In considering a small business investment, you should proceed with caution and make an informed investment decision based on your circumstances and expectations. Above all, never invest more than you can afford to lose.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS PRESCRIBED INFORMATION STATEMENT FROM THE ISSUER AT LEAST FOUR DAYS PRIOR TO THE PURCHASE OF ANY UNITS, AND FULLY UNDERSTANDS THE RISKS INVOLVED IN A SMALL BUSINESS INVESTMENT AS DESCRIBED ABOVE.

DATED:  ______________________________ , 2005.

Subscriber's signature

(please print name)

JAKE'S TRUCKING INTERNATIONAL, INC.

22.                    SCHEDULE “C” – WARRANT AGREEMENT

Warrant Terms and Conditions

               1. Exercise of Warrants.

                         (a) Subject to subsection (b) of this Section 1 and Section 11 below, upon presentation and surrender of the Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at Suite 308 – 1917 West 4th Avenue, Vancouver, British Columbia, Canada V6J 1M7 or at such other place as the Company may designate by notice to the Holder hereof, together with a check payable to the order of the Company in the amount of the Exercise Price times the number of shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the shares being purchased. The Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which the Warrant has not been exercised.

                         (b) The Warrant may be exercised in whole or in part at any time prior to 5:00 o'clock P.M., Mountain Standard Time, August 31, 2007.

               2. Exchange and Transfer of Warrant. The Warrant:

                         (a) at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered,

                         (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company, which shall not be unreasonably withheld.

               3. Rights and Obligations of Warrant Holder.

                         (a) The Holder of the Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of the Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which the Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of the Warrant are limited to those expressed herein and the Holder of the Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of the Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of the Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name the Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

                         (b) No Holder of the Warrant Certificate, as such, shall be entitled to vote or receive distributions or to be deemed the holder of Shares for any purpose, nor shall anything contained in the Warrant Certificate be construed to confer upon any Holder of the Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive distributions, subscription rights, or otherwise, until the Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next

JAKE'S TRUCKING INTERNATIONAL, INC.

succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to distributions on the Company's common stock.

               4. Shares Underlying Warrants. The Company covenants and agrees that all Shares delivered upon exercise of the Warrant shall, upon delivery and payment therefore, be duly and validly authorized and issued, fully‑paid and non‑assessable, and free from all stamp taxes, liens, and charges with respect to the purchase thereof In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of the Warrant.

               5. Disposition of Warrants or Shares.

                         (a) The holder of the Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof,  may have not been registered under either the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and unless registered shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of the Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of the Warrant Certificate.

                         (b) Unless and until there is an effective registration statement filed with the U.S. Securities and Exchange Commission for the Common Stock underlying the Warrant, the stock certificates of the Company that will evidence the shares of Common Stock with respect to which the Warrant may be exercisable will be imprinted with conspicuous legend in substantially the following form:

               "The securities represented by this certificate have not been registered under either the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel or submission to the company of such other evidence as may be satisfactory to counsel of the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

The Company has agreed to register the Common Stock with respect to which the Warrant may be exercisable for distribution in accordance with the provisions of the Act pursuant to a registration statement to be filed with the U.S. Securities and Exchange Commission on or before October 31, 2006.

               6. Adjustments. The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below.

                         (a) In case the Company shall: (i) pay a dividend in Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue, by reclassification of its Shares, any shares of its capital stock, the amount of Shares purchasable upon the exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise of the Warrant that number of Shares which such Holder would have owned or would have been entitled to receive after the happening of such event had such Holder exercised the Warrant immediately prior to the record date, in the case of such dividend, or the effective date, in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subsection (a) shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to Warrants exercised between such record date or effective date and the date of happening of any such event.

                         (b) In case the Company shall issue rights or warrants to all holders of its Shares entitling them to subscribe for or to purchase Shares at a price per Share which, when added to the amount of consideration received or receivable by the Company for such rights or warrants, is less than the Current Market Price (as hereinafter defined) per Share at the record date, the number of Shares purchasable upon the exercise of the Warrant shall be adjusted so that

JAKE'S TRUCKING INTERNATIONAL, INC.

thereafter, until further adjusted, each Warrant shall entitle the Holder to purchase that number of Shares determined by multiplying the number of Shares purchasable hereunder by a fraction, the numerator of which shall be the number of additional Shares issuable upon the exercise of such rights or warrants, and the denominator of which shall be the number of Shares which an amount equal to the sum of (i) the aggregate exercise price of the total number of Shares issuable upon the exercise of such rights or warrants, and (ii) the aggregate amount of consideration, if any, received, or receivable by the Company for such rights or warrants, would purchase at such Current Market Price. Such adjustment shall be made whenever such rights or warrants are issued, but shall also be effective retroactively as to Warrants exercised between the record date for the determination of stockholders entitled to receive such rights or warrants and the date such rights or warrants are issued.

                         (c) For the purpose of any computation under subsection (b) above, the Current Market Price per Share at any date shall be: (i) if the Shares are listed on any national securities exchange, the average of the daily closing prices for the 15 consecutive business days commencing 20 business days before the day in question (the "Trading Period"); (ii) if the Shares are not listed on any national securities exchange but are quoted on the NASDAQ SmallCap Market, the average of the high and low bids as reported by NASDAQ for the Trading Period; and (iii) if the Shares are neither listed on any national securities exchange nor quoted on NASDAQ, the higher of (x) the exercise price then in effect, or (y) the tangible book value per Share as of the end of the Company's immediately preceding fiscal year.

                         (d) No adjustment shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable hereunder; provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest one‑hundredth of a Share.

                         (e) No adjustment shall be made in any of the following cases:

                                        (i) Upon the grant or exercise of stock options now or hereafter granted, or under any employee stock option or stock purchase plan now or hereafter authorized, to the extent that the aggregate of the number of Shares which may be purchased under such options and the number of Shares issued under such employee stock purchase plan is less than or equal to 10% of the number of Shares outstanding on January 1 of the year of the grant or exercise;

                                        (ii) Shares issued upon the conversion of any of the Company's convertible or exchangeable securities;

                                        (iii) Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation or entity, and Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including Shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), Shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and Shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger; and

                                        (iv) Shares issued pursuant to the Warrant and pursuant to all stock options and warrants outstanding on the date hereof.

                         (f) Notice to Warrant Holders of Adjustment. Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 6 a notice (i) stating that the number of Shares purchasable upon exercise of the Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of a Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

               7. Fractional Shares. The Company shall not be required to issue any fraction of a Share upon the exercise of Warrants. If more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares

JAKE'S TRUCKING INTERNATIONAL, INC.

with respect to which the Warrant is exercised. If any fractional interest in a Share shall be deliverable upon the exercise of the Warrant, the Company shall make an adjustment therefore in cash equal to such fraction multiplied by the Current Market Price of the Shares on the business day next proceeding the day of exercise.

               8. Loss or Destruction. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of the Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of the Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

               9. Survival. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of the Warrant Certificate.

               10. Notices. Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of the Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

JAKE'S TRUCKING INTERNATIONAL, INC.

23.                              SCHEDULE “D” - WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”) AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

WARRANT TO PURCHASE _________ (______) SHARES OF COMMON STOCK

Jake’s Trucking International, Inc.
(a Nevada Corporation)
Not Transferable or Exercisable Except
upon Conditions Herein Specified
Void after 5:00 P.M.,
Pacific Standard Time, on the August  31, 2007

               Jake’s Trucking International, Inc., a Nevada corporation (the “Company”) hereby certifies that, ________________________, as the registered holder hereof (the “Holder”), for value received, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company (the “Shares”), stated above at the purchase price of $.05 per Share (the “Exercise Price”) (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

               1. Exercise of Warrants.

                         (a) Subject to subsection (b) of this Section 1 and Section 11 below, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at Suite #308 – 1917 West 4th Avenue, Vancouver, British Columbia Canada V6J 1M7 or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier’s check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

                         (b) This Warrant may be exercised in whole or in part at any time prior to 5:00 o’clock P.M., Pacific Standard Time, on August 31, 2007.

               2. Exchange and Transfer of Warrant. This Warrant (a) at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company, which shall not be unreasonably withheld.

               3. Rights and Obligations of Warrant Holder.

                         (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of

JAKE'S TRUCKING INTERNATIONAL, INC.

delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

                         (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive distributions or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive distributions, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to distributions on the Company’s common stock.

               4. Shares Underlying Warrants. The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefore, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp taxes, liens, and charges with respect to the purchase thereof In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

               5. Disposition of Warrants or Shares.

                         (a) The holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”) and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee thereof delivers to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

                         (b) Unless and until there is an effective registration statement filed with the U.S. Securities and Exchange Commission for the Common Stock underlying the Warrant, the stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with conspicuous legend in substantially the following form:

               “The securities represented by this certificate have not been registered under either the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”) and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel or submission to the company of such other evidence as may be satisfactory to counsel of the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts.”

               6. Adjustments. The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below.

JAKE'S TRUCKING INTERNATIONAL, INC.

                         (a) In case the Company shall: (i) pay a dividend in Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue, by reclassification of its Shares, any shares of its capital stock, the amount of Shares purchasable upon the exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise of the Warrant that number of Shares which such Holder would have owned or would have been entitled to receive after the happening of such event had such Holder exercised the Warrant immediately prior to the record date, in the case of such dividend, or the effective date, in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subsection (a) shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to Warrants exercised between such record date or effective date and the date of happening of any such event.

                         (b) In case the Company shall issue rights or warrants to all holders of its Shares entitling them to subscribe for or to purchase Shares at a price per Share which, when added to the amount of consideration received or receivable by the Company for such rights or warrants, is less than the Current Market Price (as hereinafter defined) per Share at the record date, the number of Shares purchasable upon the exercise of this Warrant shall be adjusted so that thereafter, until further adjusted, each Warrant shall entitle the Holder to purchase that number of Shares determined by multiplying the number of Shares purchasable hereunder by a fraction, the numerator of which shall be the number of additional Shares issuable upon the exercise of such rights or warrants, and the denominator of which shall be the number of Shares which an amount equal to the sum of (i) the aggregate exercise price of the total number of Shares issuable upon the exercise of such rights or warrants, and (ii) the aggregate amount of consideration, if any, received, or receivable by the Company for such rights or warrants, would purchase at such Current Market Price. Such adjustment shall be made whenever such rights or warrants are issued, but shall also be effective retroactively as to Warrants exercised between the record date for the determination of stockholders entitled to receive such rights or warrants and the date such rights or warrants are issued.

                         (c) For the purpose of any computation under subsection (b) above, the Current Market Price per Share at any date shall be: (i) if the Shares are listed on any national securities exchange, the average of the daily closing prices for the 15 consecutive business days commencing 20 business days before the day in question (the “Trading Period”); (ii) if the Shares are not listed on any national securities exchange but are quoted on the NASDAQ SmallCap Market, the average of the high and low bids as reported by NASDAQ for the Trading Period; and (iii) if the Shares are neither listed on any national securities exchange nor quoted on NASDAQ, the higher of (x) the exercise price then in effect, or (y) the tangible book value per Share as of the end of the Company’s immediately preceding fiscal year.

                         (d) No adjustment shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable hereunder; provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest one‑hundredth of a Share.

                         (e) No adjustment shall be made in any of the following cases:

                                        (i) Upon the grant or exercise of stock options now or hereafter granted, or under any employee stock option or stock purchase plan now or hereafter authorized, to the extent that the aggregate of the number of Shares which may be purchased under such options and the number of Shares issued under such employee stock purchase plan is less than or equal to 10% of the number of Shares outstanding on January 1 of the year of the grant or exercise;

                                        (ii) Shares issued upon the conversion of any of the Company’s convertible or exchangeable securities;

                                        (iii) Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation or entity, and Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including Shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), Shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company’s subsidiary is the

JAKE'S TRUCKING INTERNATIONAL, INC.

surviving corporation, and Shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger; and

                                        (iv) Shares issued pursuant to this Warrant and pursuant to all stock options and warrants outstanding on the date hereof.

                         (f) Notice to Warrant Holders of Adjustment. Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 6 a notice (i) stating that the number of Shares purchasable upon exercise of this Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of a Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

               7. Fractional Shares. The Company shall not be required to issue any fraction of a Share upon the exercise of Warrants. If more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares with respect to which this Warrant is exercised. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall make an adjustment therefore in cash equal to such fraction multiplied by the Current Market Price of the Shares on the business day next proceeding the day of exercise.

               8. Loss or Destruction. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

               9. Survival. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

               10. Notices. Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

_____________________________________________________
By:         Michael Quesnel, President

Date:       _____________________________________________

JAKE'S TRUCKING INTERNATIONAL, INC.

24.                              SCHEDULE “E” - PURCHASE FORM

DATE:

TO:         JAKE’S TRUCKING INTERNATIONAL, INC.

               The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of ____ shares of the Common Stock, of Jake's Trucking International, Inc. and hereby makes payment of $_______ ($0.05 x # OF WARRANTS EXERCISED) in accordance with the provisions of Section 1 of the Warrant Certificate in payment of the purchase price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
                               Please typewrite or print in block letters)

Address:

By:
                                Signature of Record Holder

JAKE'S TRUCKING INTERNATIONAL, INC.

25.                              SCHEDULE “F” – WARRANT CERTIFICATE

WARRANT CERTIFICATE

Registered Holder:

Certificate No.

No. Warrants held:

The Registered Holder is entitled to purchase from JAKE’S TRUCKING INTERNATIONAL, INC., (the Company) one fully paid and non-assessable share of the Company’s common stock for each Warrant held as stated above at the purchase price of $0.05 per Share.  This Warrant may be exercised in whole or in part at any time prior to 5:00 o'clock P.M., Mountain Standard Time, on August 31, 2007.

This Warrant Certificate is subject to the terms and conditions set forth in the subscription agreement pursuant to which the Warrant was purchased.  A copy of such terms and conditions may be obtained from the Company upon request.

Michael Quesnel, President

Dated:

PURCHASE FORM

               The undersigned hereby irrevocably elects to exercise this Warrant Certificate to the extent of ____ shares of the common stock, and hereby makes payment of

$__________________

($0.05 x # OF WARRANTS EXERCISED) in payment of the purchase price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name & Address:

By:
                                                Signature of Record Holder

                                                Dated: